POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Joseph A. Boetang, a member of the Board of Trustees of College Retirement Equities Fund (“CREF”), whose signature appears below, constitutes and appoints Phillip Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to CREF’s Registration Statement with respect to the continual issuance of redeemable shares of CREF, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: December 4, 2018

/s/ Joseph A. Boetang

Joseph A. Boetang

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Joseph A. Boetang, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Forrest Berkley

Forrest Berkley

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Janice E. Eberly, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Janice Eberly

Janice C. Eberly

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Janice C. Eberly, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy A. Eckl, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Nancy A. Eckl

Nancy A. Eckl

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Nancy A. Eckl, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Michael A. Forrester, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Michael A. Forrester

Michael A. Forrester

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Michael A. Forrester, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Howell E. Jackson

Howell E. Jackson

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Thomas J. Kenney, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Thomas J. Kenney

Thomas J. Kenney

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Thomas J. Kenney, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ James M. Poterba

James M. Poterba

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by James M. Poterba, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Maceo K. Sloan

Maceo K. Sloan

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Laura T. Starks, a member of the Board of Trustees of TIAA-CREF Funds (the “Company”), whose signature appears below, constitutes and appoints: Phillip J. Rollock, Mona Bhalla, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Company on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of Nuveen Investment Funds, Inc. and certain series of Nuveen Strategy Funds, Inc. into corresponding series of the Company, as outlined below:

Nuveen Investments Funds, Inc.	TIAA-CREF Funds
Nuveen Core Bond Fund	TIAA-CREF Bond Fund
Nuveen Core Plus Bond Fund	TIAA-CREF Bond Plus Fund
Nuveen High Income Bond Fund	TIAA-CREF High-Yield Bond Fund
Nuveen Inflation Protected Securities Fund	TIAA-CREF Inflation-Linked Bond Fund
Nuveen Short Term Bond Fund	TIAA-CREF Short-Term Bond Fund

Nuveen Strategy Funds, Inc.	TIAA-CREF Funds
Nuveen Strategy Aggressive Growth Allocation Fund	TIAA-CREF Lifestyle Aggressive Growth Fund
Nuveen Strategy Growth Allocation Fund	TIAA-CREF Lifestyle Growth Fund
Nuveen Strategy Balanced Allocation Fund	TIAA-CREF Lifestyle Moderate Fund

Nuveen Strategy Conservative Allocation Fund	TIAA-CREF Lifestyle Conservative Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:    December 4, 2018

/s/ Laura T. Starks

Laura T. Starks

Trustee of TIAA-CREF Funds

State of New York                 )

                                                ) ss.

City of New York                  )

SUBSCRIBED AND SWORN to before me this 4th day of December, by Laura T. Starks, who I have identified to be the person who signs herein.

/s/ Martina Davis

NOTARY PUBLIC

My Commission Expires:

MARTINA A. DAVIS NOTARY PUBLIC-STATE OF NEW YORK No. 02DA6383358 Qualified in Kings County My Commission Expires 11-13-2022